UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 2, 2023

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On August 2, 2023, Concentrix Corporation (“Concentrix” or the “Company”) issued and sold (i) $800,000,000 aggregate principal amount of 6.650% Senior Notes due 2026 (the “2026 Notes”), (ii) $800,000,000 aggregate principal amount of 6.600% Senior Notes due 2028 (the “2028 Notes”) and (iii) $550,000,000 aggregate principal amount of 6.850% Senior Notes due 2033 (the “2033 Notes” and, together with the 2026 Notes and 2028 Notes, the “Notes,” and such offering, the “Notes Offering”). The Notes were sold in a registered public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-273277), which became effective upon filing, and a Prospectus Supplement dated July 19, 2023, to a Prospectus dated July 17, 2023.
The Notes were issued pursuant to, and are governed by, an indenture, dated as of August 2, 2023 (the “Base Indenture”), between Concentrix and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture dated as of August 2, 2023 between Concentrix and the Trustee relating to the 2026 Notes, a second supplemental indenture dated as of August 2, 2023 between Concentrix and the Trustee relating to the 2028 Notes, and a third supplemental indenture dated as of August 2, 2023 between Concentrix and the Trustee relating to the 2033 Notes (such supplemental indentures, together with the Base Indenture, the “Indenture”). The Indenture contains customary covenants and restrictions, including covenants that limit Concentrix’ and certain of its subsidiaries’ ability to create or incur liens on shares of stock of certain subsidiaries or on principal properties, engage in sale/leaseback transactions or, with respect to Concentrix, consolidate or merge with, or sell or lease substantially all its assets to, another person. The Indenture also provides for customary events of default.
The Company intends to use the net proceeds from the Notes Offering, together with other debt financing and cash on hand, to fund the cash consideration payable by the Company in connection with its pending acquisition (the “Acquisition”) of Marnix Lux SA (“Webhelp Parent”), the indirect parent company of Webhelp SAS (collectively referred to herein with Webhelp Parent and Webhelp Parent’s subsidiaries as “Webhelp”), to repay existing indebtedness of Webhelp and to pay related fees and expenses in connection with the Acquisition. The remaining proceeds, if any, will be used for general corporate purposes.
The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Base Indenture and the related supplemental indentures, including the respective forms of each series of Notes attached as an exhibit to the respective supplemental indenture for such series, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 8.01.     Other Events.
As previously disclosed, on March 29, 2023, Concentrix entered into a commitment letter (as it may be amended from time to time, the “Bridge Commitment Letter”), under which JPMorgan Chase Bank, N.A. and certain other financing institutions joining thereto pursuant to the terms thereof committed to provide a 364-day bridge loan facility. On August 2, 2023, the remaining outstanding commitment of approximately $2.15 billion under the Bridge Commitment Letter was reduced to zero.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intended use of net proceeds from the Notes Offering. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including risks detailed from time to time in Concentrix’ filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report are based on information available to Concentrix as of the date hereof, and Concentrix does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of August 2, 2023, by and between Concentrix Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of August 2, 2023, by and between Concentrix Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.3	Second Supplemental Indenture, dated as of August 2, 2023, by and between Concentrix Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.4	Third Supplemental Indenture, dated as of August 2, 2023, by and between Concentrix Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.5	Form of $800,000,000 6.650% Senior Notes due 2026 (included as Exhibit A to Exhibit 4.2).

4.6	Form of $800,000,000 6.600% Senior Notes due 2028 (included as Exhibit A to Exhibit 4.3).

4.7	Form of $550,000,000 6.850% Senior Notes due 2033 (included as Exhibit A to Exhibit 4.4).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2023	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal